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                                                                   EXHIBIT 10.46
                            CONVERTIBLE SUBORDINATED
                            SECURED PROMISSORY NOTE*

$_____ Minneapolis, Minnesota                                  ___________, 1997

     FOR VALUE RECEIVED, the undersigned, The Sled Dogs Company, (the "Company"), promises to pay to the order of _________ (the "Lender"), his successors and assigns, at his principal office at _____________ or such other place as the holder may designate in writing from time to time, the principal sum of ____________Dollars ($__________) in lawful money of the United States, together with interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of 12% per year (calculated on the basis of the actual number of days elapsed and a 360-day year). Interest shall be paid semiannually, in arrears, on the first day of each January and July, commencing January 1, 1998. All outstanding principal and interest accrued on this Note shall be due and payable on March 31, 2000.

     1. Subordination. This Note and the indebtedness evidenced hereby are subordinate and junior in right of payment, to the extent and in the manner herein set forth, to all Senior Debt (as herein after defined) of the Company, whether outstanding at the date hereof or incurred hereafter, so that:

     (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then (i) the holders of Senior Debt shall be entitled to receive payment in full in cash or cash equivalents of all Senior Debt before the holder of this
Note is entitled to receive any payment on account of the principal of or interest on this Note and (ii) the holder of this Note will at the request of any holder of Senior Debt file any claim, proof of claim or other instrument of similar character necessary to enforce obligations of the Company in respect of this Note, and the event that the holder of this Note shall fail to take such action any holder of Senior Debt may as attorney-in-fact for the holder of this Note, take such action on behalf of the holder of this Note to file claim, proof of claim or other instrument of similar character and to take such other action (including acceptance or rejection of any plan of reorganization or arrangement) in its name or in the name of the holder of this Note as such holder of Senior Debt may deem necessary or advisable for the enforcement of these subordination provisions, and the holder of this Note will execute and deliver to such holder of Senior Debt such other and further powers of attorney or other instruments as it may request in order to accomplish the foregoing;

-----------------
* THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH AT THE BOTTOM OF THE LAST PAGE HEREOF.




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     (b) In the event this Note is declared due and payable before its expressed maturity because of the existence of a default (under circumstances when the provisions of the foregoing clause (a) are not applicable) then the holders of Senior Debt outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash or cash equivalents of a Senior Debt before the holder of this Note shall be entitled to receive any payment on account of the principal of or interest on this Note;

     (c) During the continuance of any default in the payment of the principal of or interest on Senior Debt, no payment of principal or interest shall be made on the Note;

     (d) In the event that the holder of this Note receives notice (a "Blockage Notice") from any holder Senior Debt that there has occurred and is continuing a non-payment default or defaults under any agreement pursuant to which Senior Debt was issued, which with the passage of time or the giving of notice, or both, would permit the holder or holders of Senior Debt outstanding thereunder to accelerate the maturity thereof then, for a period of 180 days after the Blockage Notice has been given, no payment on account of the principal or interest on this Note shall be made, unless and until such default or defaults shall have been cured or waived or shall have ceased to exist or the benefits of this clause (d) shall have been waived by or on behalf of the holders of Senior Debt, provided that not more than one Blockage Notice may be given in any 360-day period (any Blockage Notice to be given by certified mail, return receipt requested, addressed to the Lender, and to be effective upon receipt);

     (e) No prepayment on account of the principal or interest on this Note shall be made, either in whole or part (other than regular installments of interest in accordance with the terms hereof), if at the time of such prepayment any Senior Debt shall be outstanding; and

     (f) If and so long as any Senior Debt is outstanding and payment on account of principal of or interest on the Note is barred by these subordination provisions, the holder of this Note shall not commence or prosecute a legal action against the Company to obtain a judgment for principal of or interest on this Note, or attach, execute, levy, garnish or otherwise realize upon any assets of the Company, or join with any creditor (unless the holder or holders of at least two-thirds of the outstanding principal amount of Senior Debt so join) in filing an involuntary petition against the Company under the Federal Bankruptcy Code, as the same has been or may hereafter be amended, modified or replaced.

     The provisions of this Section are solely for the purpose of defining the relative rights of the holders of Senior Debt on the one hand and the holder of this Note on the other hand and nothing herein shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal and interest hereon in accordance with its terms, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by law, under the Security Agreement (as defined herein) or hereunder upon default hereunder, subject to the relative rights of the holders of Senior Debt expressed in this paragraph.



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     For purposes of this instrument, the term Senior Debt shall mean and include the principal amount of, premium, if any, and interest on (including, without limitation, interest. at the rate specified in any instrument evidencing Senior Debt from and after the date of filing of any petition by or against the Company under the Federal Bankruptcy Code) all indebtedness of the Company to any bank, insurance company or other financial institution for money borrowed, whether now existing or hereafter incurred (except for such indebtedness which is subordinate or junior in respect of any other indebtedness of the Company).

     In the event that, notwithstanding the foregoing subordination provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than stock of the Company reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Note, to the payment in full of a Senior Debt at the time outstanding and to any security issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the holder of this Note at a time when payment on account of the principal or any interest on this Note is prohibited by the foregoing subordination provisions, then for so long thereafter as the holder of this Note would be prohibited by the subordination provision from receiving payments on this Note, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holder or holders of Senior Debt, pro rata, according to the respective unpaid principal balances of Senior Debt for application to the payment of all amounts owed under Senior Debt remaining unpaid to the extent necessary to pay all such amounts in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of Senior Debt.

     Subject to the payment in full of all Senior Debt, the holder of this Note shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company made thereon until the principal of and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Note, and no payment to the holders of Senior Debt by the holder of this Note as between the Company, its creditors (other than the holders of Senior Debt) and the holder of this Note, shall be deemed to be payment by the Company to or on account of Senior Debt.

     2. Security Agreement. This Note is secured under that certain Security Agreement (the "Security Agreement") between the Company and Lender, dated as of June 5, 1997 Reference is hereby made to the Security Agreement for a description of the nature and extent of the security for this Note and the rights with respect to such security of the holder of this Note. The security interest granted to the Lender is (a) subordinate in all respects to any security interest which the Company has granted, or may grant in the future, in connection with any Senior Debt, or in connection with the financing of any aspect of its operations, such as a security interest in its inventory granted to a manufacturer or a factor, or any security interest granted in connection with the purchase of any asset, and the Lender agrees to execute all documents, instruments and agreements requested by any secured party with a security interest


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senior to the security interest granted to the Lender, to affectuate this subordination; and (b) the Lender's security interest is pari passu with the security interests granted to other lenders who have received a note of like tenor to this Note (the "Other Notes") and are parties to the Security Agreement.

     3. Prepayment. This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty; provided, however, that the Company shall give the Lender not less than five (5) days advance written notice of its intention to make any such prepayment. All prepayments on this Note and all notes issued to the Secured Parties (as defined in the Security Agreement) shall be applied to this Note and such Other Notes pro rata on the basis of the proportion that the original principal amount of this Note and each Other Note bears to the aggregate original principal amount of this Note and the Other Notes bears to the aggregate original principal amount thereof.

     4. Investment Intent. Other than pursuant to registration under federal and any applicable state securities laws or an exemption from such registration, the availability of which shall be determined pursuant to an opinion of counsel, such counsel to be reasonably acceptable to the Company, this Note may not be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such sale, pledge, assignment or other disposition on the receipt from the party to whom this Note is to be so transferred of any representations and agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. The Lender, by acceptance hereof, agrees to give written notice to the Company before transferring this Note of the Lender's intention to do so, describing briefly the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Lender as to whether such transfer may be effected and of the conditions to any such transfer. In the event such transfer may not be affected, the Company will promptly return this Note to Lender.

     5. Conversion.

     (a) Optional Conversion. At any time prior to the maturity of this Note, Lender may convert all or any portion of this Note into a number of whole common shares of the Company, $.01 par value (the "Common Shares") equal to the quotient arrived at by dividing the amount to be converted by the Conversion Price, as adjusted. The initial Conversion Price shall be $.25. In addition, in lieu of payment of all or any part of principal in money, the Company may make payment by delivering to Lender, or other holder of this Note, at the option of Lender a number of Common Shares equal to the quotient arrived at by dividing the amount to be paid by the Conversion Price, as adjusted.

     (b) Mandatory Conversion. In the event that the last sale price of a Common Share has been at least $2.00 (the "Trigger Price") for 20 consecutive trading days, this Note shall automatically be converted into that number of whole common shares equal to the quotient arrived at by dividing the amount outstanding by the Conversion Price, as adjusted.



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     (c) Adjustment of Conversion Price and Trigger Price.  If the Company at
any time while this Note remains outstanding shall split, subdivide or combine its Common Shares, the Conversion Price and the Trigger Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (c) shall become effective when the split, subdivision or combination becomes effective.

     6. Representations. The Company represents, covenants and promises as follows:

     (a) The Common Shares to be issued by the Company when issued in accordance with this Note, shall be duly authorized, validly issued, fully paid and non-assessable;

     (b) The Company will fully comply with all federal and state laws regarding the issuance of the Common Shares; and

     (c) The Company will at all times when this Note is outstanding reserve and keep available, solely for issuance and delivery upon payment of this Note with Common Shares, the maximum number of Common Shares from time to time issuable upon payment of this Note.

     Any Common Shares issuable upon conversion of this Note shall have the registration rights set forth on Exhibit A hereto.

     7. Notices. All demands and notices to be given hereunder shall be delivered or sent by certified mail, return receipt requested; in the case of the Company, addressed to its corporate headquarters, and in the case of the Lender, addressed to the address written above, in either case, until a new address shall have been substituted by like notice.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                     THE SLED DOGS COMPANY



                                     By _______________________________
                                                Michael Wise
                                        Its: Chief Financial Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE ABOVE.




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                                  EXHIBIT A


     Registration Rights.

            (a) The Company shall file a registration statement with the Securities and Exchange Commission (the "Commission") on or before 30 days following the final closing of the offering of which this Note is a part with respect to Common Stock issued upon conversion of this Note at the Company's sole expense (other than the fees and disbursements of counsel for the Holder and the underwriting discounts, if any, payable in respect of the Shares sold by the Holder) under the Securities Act of 1933 (the "Act") and such state laws as the Holder may reasonably request.

            (b) In connection therewith, the Company will:

                 (i) Prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become effective within 60 days of the date of the initial filing of such registration statement and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed two
            (2) years;

                 (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed two (2) years;

                 (iii) provide Holder's counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                 (iv) furnish to the Holders and to the underwriters of the securities, if any, being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

                 (v) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such Holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which


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            relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                 (vi) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                 (vii) notify the Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                 (viii) prepare and file with the Commission, promptly upon the request of any the Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the sale of the Shares by such Holder;

                 (ix) prepare and promptly file with the Commission and promptly notify the Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                 (x) advise the Holders, and the Holders' counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                 (xi) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of the Holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such



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            amendment or supplement is reasonably necessary to protect the
            Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                 (xii) at the request of any of the Holders, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters as such underwriters and Holder or Holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters as such underwriters and Holder or Holders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act.

            The Company hereby indemnifies the Holder of this Note and any person who controls such Holder within the meaning of Section 15 of the Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein, and the Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein.



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